UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant   ☑

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Strayer Education, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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STRAYER EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, Virginia  20171
(703) 561-1600

Dear Fellow Stockholder:

You recently received a copy of the proxy statement relating to the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Strayer Education, Inc. (the “Corporation”).  After the proxy statement was mailed, we discovered that the proxy card enclosed therewith partly omitted the column used to note a stockholder’s abstention from the Corporation’s proposals.  A corrected proxy card is enclosed herewith. The date of the Annual Meeting remains Tuesday, May 6, 2014.  No revisions are being made to the previous proxy statement, as filed with the Securities and Exchange Commission on March 25, 2014.

Please be advised that the partly omitted column listed on a particular proxy card will not affect the validity of the proxy granted thereby.  Therefore, if you have already delivered a proxy with respect to the Annual Meeting, you do not need to take any further action at this time unless you wish to revoke your proxy or change your vote on the proposal.  If you have not yet delivered a proxy, you may use the previously received proxy card, or you may use the enclosed corrected form of proxy card; either form will be accepted.

As stated in the proxy statement you received previously, you may revoke your proxy at any time before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to me, your Corporate Secretary, at 2303 Dulles Station Boulevard, Herndon, Virginia 20171.
•	You may attend the Annual Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank if you wish to revoke your proxy.

The enclosed amended proxy card, along with the current version of the proxy materials for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2013, are also available at www.strayereducation.com/overview.cfm.

Please accept our apology for any confusion this printing error may have caused.

Sincerely,

Viet D. Dinh
Secretary

March 28, 2014
Enclosure

ANNUAL MEETING OF STOCKHOLDERS OF

STRAYER EDUCATION, INC.

May 6, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033333333333300000 6 050614

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. However, if no direction is given, this proxy will be voted "FOR" Proposals 1, 2 and 3, and on other matters in the discretion of the proxy holder as he may deem advisable.

The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and proxy statement dated March 25, 2014 and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

Please mark, sign and date this proxy and return it to ensure a quorum at the meeting. It is important whether or not you own few or many shares. Delay in returning your proxy may subject the Corporation to additional expenses.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
1. Election of Ten Directors:			
Robert S. Silberman	☐	☐	☐
Dr. John T. Casteen III	☐	☐	☐
Dr. Charlotte F. Beason	☐	☐	☐
William E. Brock	☐	☐	☐
Robert R. Grusky	☐	☐	☐
Robert L. Johnson	☐	☐	☐
Karl McDonnell	☐	☐	☐
Todd A. Milano	☐	☐	☐
G. Thomas Waite, III	☐	☐	☐
J. David Wargo	☐	☐	☐
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2014	☐	☐	☐
3. To approve, on an advisory basis, the compensation of the named executive officers	☐	☐	☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please have a duly authorized officer sign under the full corporate name, giving full title as such. If signer is a partnership, please have an authorized person sign in partnership name.

STRAYER EDUCATION, INC.

REVOCABLE PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2014

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Robert S. Silberman, Viet D. Dinh and Mark C. Brown and any of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote for the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on May 6, 2014 at 8:00 a.m. (ET) at 2303 Dulles Station Blvd., Herndon, Virginia 20171, and at any adjournments thereof, in respect of all shares of the Common Stock of the Corporation which the undersigned may be entitled to vote, on the following matters:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE CORPORATION TO ADDITIONAL EXPENSE.

(Continued and to be signed on the reverse side)

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